Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Ronald J. Radcliffe, Chief Financial Officer of Empire Resorts, Inc., a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:

The Annual Report Form 10-K for the year ended December 31, 2007 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 17, 2008

By:	/s/ Ronald J. Radcliffe
Ronald J. Radcliffe
Chief Financial Officer